UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND (“NCV”)
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II (“NCZ”)
NICHOLAS-APPLEGATE EQUITY & CONVERTIBLE INCOME FUND (“NIE”)
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND (“NAI”)
PIMCO GLOBAL STOCKSPLUS® & INCOME FUND (“PGP”)
PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC. (“RCS”)
1345 Avenue of the Americas
New York, New York 10105

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 14, 2009

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

To the Shareholders of NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”), Nicholas-Applegate Convertible & Income Fund (“NCV”), Nicholas-Applegate Convertible & Income Fund II (“NCZ”), Nicholas-Applegate Equity & Convertible Income Fund (“NIE”), Nicholas-Applegate International & Premium Strategy Fund (“NAI”), PIMCO Global StocksPLUS® & Income Fund (“PGP”) and PIMCO Strategic Global Government Fund Inc. (“RCS”) (each a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Tuesday, July 14, 2009 at 9:30 A.M., Eastern Time, for NCV, NCZ, NIE and NAI, at 10:30 A.M., Eastern Time, for NFJ, and at 11:00 A.M., Eastern Time, for PGP and RCS, for the following purposes, which are more fully described in the accompanying Proxy Statement dated June 5, 2009:

1.	To elect Trustees/Directors of the Funds, each to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees/Directors of each Fund has fixed the close of business on May 12, 2009 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees/Directors of each Fund.

By order of the Board of Trustees/Directors of each Fund

Thomas J. Fuccillo
Secretary

New York, New York
June 5, 2009

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PROXY STATEMENT
INTRODUCTION
PROPOSAL: ELECTION OF TRUSTEES/DIRECTORS
ADDITIONAL INFORMATION

NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND (“NCV”)
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II (“NCZ”)
NICHOLAS-APPLEGATE EQUITY & CONVERTIBLE INCOME FUND (“NIE”)
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND (“NAI”)
PIMCO GLOBAL STOCKSPLUS® & INCOME FUND (“PGP”)
PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC. (“RCS”)
c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 14, 2009

The 2009 Proxy Statement and the Annual Reports to Shareholders for the fiscal years ended January 31, 2009 for NFJ, NIE and RCS, February 28, 2009 for NAI, NCV and NCZ, and March 31, 2009 for PGP are also available at www.allianzinvestors.com.

PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 14, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees/Directors (the “Board”) of NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”), Nicholas-Applegate Convertible & Income Fund (“NCV”), Nicholas-Applegate Convertible & Income Fund II (“NCZ”), Nicholas-Applegate Equity & Convertible Income Fund (“NIE”), Nicholas-Applegate International & Premium Strategy Fund (“NAI”), PIMCO Global StocksPLUS® & Income Fund (“PGP”) and PIMCO Strategic Global Government Fund Inc. (“RCS”) (each a “Fund” and, collectively, the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment or postponement thereof (the “Meeting”). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager”), at 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, on Tuesday, July 14, 2009 at 9:30 A.M., Eastern Time, for NCV, NCZ, NIE and NAI, at 10:30 A.M., Eastern Time, for NFJ, and at 11:00 A.M., Eastern Time, for PGP and RCS.

The Notice of Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to Shareholders on or about June 5, 2009.

The Meeting is scheduled as a joint meeting of the holders of common shares of each Fund (the “Common Shareholders”) and preferred shares of NCV and NCZ (the “Preferred Shareholders” and, together with the Common Shareholders, the “Shareholders”). The Shareholders of each Fund are expected to consider and vote on similar matters. Shareholders of each Fund will vote on the proposal set forth herein (the “Proposal”) and on any other matters that may arise for that Fund. An unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of such other Fund.

The Board of each Fund has fixed the close of business on May 12, 2009 as the record date (the “Record Date”) for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any adjournment or postponement thereof. Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees/Directors. The following table sets forth the number of shares of common stock (“Common Shares”) and shares of preferred stock (“Preferred Shares” and, together with the Common Shares, the “Shares”) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding	Outstanding
	Common Shares	Preferred Shares

NFJ	94,524,325	N/A
NIE	22,304,189	N/A
NAI	9,775,784	N/A
NCV	72,559,997	14,280
NCZ	59,994,092	10,960
PGP	9,827,271	N/A
RCS	38,522,446	N/A

The classes of Shares listed for each Fund in the table above are the only classes of Shares currently authorized by that Fund.

At the Meeting, Preferred Shareholders of NCV and NCZ will have equal voting rights (i.e., one vote per Share) with such Fund’s Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting. As summarized in the table below,

NCV:

the Common and Preferred Shareholders of NCV, voting together as a single class, have the right to vote on the re-election of Paul Belica and John C. Maney as Trustees of NCV;

the Preferred Shareholders of NCV, voting as a separate class, have the right to vote on the election of Diana L. Taylor as a Preferred Shares Trustee of NCV;

NCZ:

the Common and Preferred Shareholders of NCZ voting together as a single class, have the right to vote on the re-election of Hans W. Kertess and John C. Maney as Trustees of NCZ;

the Preferred Shareholders of NCZ, voting as a separate class, have the right to vote on the election of Diana L. Taylor as a Preferred Shares Trustee of NCZ;

NFJ:

the Shareholders of NFJ, voting as a single class, have the right to vote on the election of Diana L. Taylor and the re-election of R. Peter Sullivan III as Trustees of NFJ;

NIE:

the Shareholders of NIE, voting as a single class, have the right to vote on the re-election of Paul Belica and John C. Maney and the election of Diana L. Taylor as Trustees of NIE;

NAI:

the Shareholders of NAI, voting as a single class, have the right to vote on the re-election of Paul Belica, Hans W. Kertess and William B. Ogden, IV as Trustees of NAI;

PGP:

the Shareholders of PGP, voting as a single class, have the right to vote on the re-election of Paul Belica, Hans W. Kertess and William B. Ogden, IV as Trustees of PGP; and

RCS:

the Shareholders of RCS, voting as a single class, have the right to vote on the re-election of Paul Belica and Robert E. Connor and the election of Diana L. Taylor as Directors of RCS.

Summary

	Common	Preferred
Proposal	Shareholders	Shareholders

Election of Trustees/Directors
NCV
Independent Trustees/Nominees*
Re-election of Paul Belica	✓	✓
Election of Diana L. Taylor	N/A	✓
Interested Trustee†/Nominee
Re-election of John C. Maney	✓	✓
NCZ
Independent Trustees/Nominees*
Re-election of Hans W. Kertess	✓	✓
Election of Diana L. Taylor	N/A	✓
Interested Trustee†/Nominee
Re-election of John C. Maney	✓	✓
NFJ
Independent Trustees/Nominees*
Re-election of R. Peter Sullivan III	✓	N/A
Election of Diana L. Taylor	✓	N/A
NIE
Independent Trustees/Nominees*
Re-election of Paul Belica	✓	N/A
Election of Diana L. Taylor	✓	N/A
Interested Trustee†/Nominee
Re-election of John C. Maney	✓	N/A
NAI
Independent Trustees/Nominees*
Re-election of Paul Belica	✓	N/A
Re-election of Hans W. Kertess	✓	N/A
Re-election of William B. Ogden, IV	✓	N/A

	Common	Preferred
Proposal	Shareholders	Shareholders

PGP
Independent Trustees/Nominees*
Re-election of Paul Belica	✓	N/A
Re-election of Hans W. Kertess	✓	N/A
Re-election of William B. Ogden, IV	✓	N/A
RCS
Independent Directors/Nominees*
Re-election of Paul Belica	✓	N/A
Re-election of Robert E. Connor	✓	N/A
Election of Diana L. Taylor	✓	N/A

*	“Independent Trustees/Directors” or “Independent Nominees” are those Trustees/Directors or nominees who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of each Fund.

†	Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America LLC and Allianz-Pac Life Partners LLC; Member — Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc., Oppenheimer Group, Inc., and PFP Holdings, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P.; Managing Director and Chief Operating Officer of Allianz Global Investors U.S. Retail LLC; Member — Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC, Nicholas-Applegate Holdings LLC and OpCap Advisors LLC; Member — Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; and Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC.

You may vote by mailing the enclosed proxy card.  Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the election of Trustees/Directors listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1345 Avenue of the Americas, New York, New York 10105. AGIFM serves as the investment manager of each Fund and retains its affiliates, NFJ Investment Group LLC (“NFJ Group”) to serve as a sub-adviser to NFJ, Oppenheimer Capital LLC (“OpCap”) to serve as a sub-adviser to NFJ, Nicholas-Applegate Capital Management LLC (“NACM”) to serve as a sub-adviser to NFJ, NIE, NAI, NCV and NCZ, and Pacific Investment Management Company LLC

(“PIMCO”) and together with NFJ Group, OpCap and NACM, the “Sub-Advisers”), to serve as the sub-adviser to PGP and RCS. Additional information regarding the Manager and the Sub-Advisers may be found under “Additional Information — Investment Manager and Sub-Advisers” below.

The solicitation will be by mail primarily and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by each of the Funds based on each Fund’s relative net assets.

As of May 12, 2009, the Trustees/Directors and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares. To the knowledge of the Funds, as of March 31, 2009, the following entities beneficially owned more than five percent (5%) of the Funds as indicated:

Beneficial Owner	Fund	Percentage of Ownership of Class

First Trust Portfolios	NAI	8.6%
Claymore Advisors	NAI	7.05%
Claymore Advisors	PGP	5.12%

PROPOSAL: ELECTION OF TRUSTEES/DIRECTORS

In accordance with RCS’ Articles of Incorporation, as amended (the “Articles”), and with each of the other Funds’ Amended and Restated Agreement and Declaration of Trust (each a “Declaration”), the Trustees/Directors have been divided into the following three classes (each a “Class”): Class I, Class II and Class III. In May 2008, the Boards of all the Funds approved an increase in the size of the Board from seven to eight members, and Diana L. Taylor was appointed to fill a Class II vacancy created by such action, such appointment effective June 2008. In September 2008, Ms. Taylor was appointed by the Board to serve as a Preferred Shares Trustee of NCV and NCZ to fill a vacancy resulting from the death of John J. Dalessandro II, who formerly served as a Trustee elected by the Preferred Shareholders, voting as a separate class, of each of those Funds. Accordingly, the Nominating Committee has recommended Ms. Taylor for election by the Preferred Shareholders of NCV and NCZ, voting as a separate class, as Preferred Shares Trustee of those Funds, and has recommended Ms. Taylor for election by the Shareholders of NFJ and NIE as a Trustee of those Funds, and by the Shareholders of RCS as a Director of that Fund. The Nominating Committee has recommended the other nominees listed herein for re-election by the Shareholders as Trustees/Directors to the Funds, as applicable.

With respect to NCV, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2010 annual meeting of shareholders; and the term of office of the Class II Trustees will expire at the 2011 annual meeting of shareholders. Currently, Paul Belica and John C. Maney are Class III Trustees. The Nominating Committee has recommended to the Board that Messrs. Belica and Maney be nominated for re-election by the Shareholders, voting as a single class, as Class III Trustees and Ms. Taylor be nominated for election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Belica and Maney will serve a term consistent with the Class III Trustees, which will expire at the Fund’s 2012 annual meeting. If elected at the Meeting, Ms. Taylor will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2011 annual meeting.

With respect to NCZ, the term of office of the Class III Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2010 annual meeting of shareholders; and the term of office of the Class II Trustees will expire at the 2011 annual meeting of shareholders. Currently, Hans W. Kertess and John C. Maney are Class III Trustees. The Nominating Committee has recommended to the Board that Messrs. Kertess and Maney be nominated for re-election by the Shareholders, voting as a single class, as Class III Trustees and Ms. Taylor be nominated for election by the Preferred Shareholders, voting as a separate class, as a Class II Trustee at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Kertess and Maney will serve a term consistent with the Class III Trustees, which will expire at the Fund’s 2012 annual meeting. If elected at the Meeting, Ms. Taylor will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2011 annual meeting.

With respect to NFJ, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class I Trustees will expire at the 2010 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2011 annual meeting of shareholders. Currently, R. Peter Sullivan III is the Class II Trustee on the Board. The Nominating Committee has recommended to the Board that Mr. Sullivan be nominated for re-election and Ms. Taylor be nominated for election by Shareholders, voting as a single class, as the Class II Trustees at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for term coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Sullivan and Ms. Taylor will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2012 annual meeting.

With respect to NIE, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the 2010 annual meeting of shareholders; and the term of office of the Class I Trustees will expire at the 2011 annual meeting of shareholders. Currently, Paul Belica and John C. Maney are the Class II Trustees on the Board. The Nominating Committee has recommended to the Board that Mr. Maney be nominated for re-election as a Class II Trustee, Mr. Belica be nominated for re-election as a Class III Trustee and Ms. Taylor be nominated for election as a Class II Trustee by Shareholders, voting as a single class, at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for term coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Mr. Maney and Ms. Taylor will serve a term consistent with the Class II Trustees, which will expire at the Fund’s 2012 annual meeting and Mr. Belica will serve a term consistent with the Class III Trustees, which will expire at the Fund’s 2010 annual meeting.

With respect to NAI, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2010 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2011 annual meeting of shareholders. Currently, Paul Belica, Hans W. Kertess and William B. Ogden, IV are the Class I Trustees on the Board. The Nominating Committee has recommended to the Board that Messrs. Belica, Kertess and Ogden be nominated for re-election by Shareholders, voting as a single class, as the Class I Trustees at the Meeting. Consistent with the Fund’s Declaration, if elected, the nominees shall hold office for term coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Belica, Kertess and Ogden will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2012 annual meeting.

With respect to PGP, the term of office of the Class I Trustees will expire at the Meeting; the term of office of the Class II Trustees will expire at the 2010 annual meeting of shareholders; and the term of office of the Class III Trustees will expire at the 2011 annual meeting of shareholders. Currently, Paul Belica, Hans W. Kertess and William B. Ogden, IV are the Class I Trustees on the Board. The Nominating Committee has recommended to the Board that Messrs. Belica, Kertess and Ogden be nominated for re-election by Shareholders, voting as a single class, as the Class I Trustees at the Meeting. Consistent with the Fund’s

Declaration, if elected, the nominees shall hold office for a term coinciding with the Class of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs. Belica, Kertess and Ogden will serve a term consistent with the Class I Trustees, which will expire at the Fund’s 2012 annual meeting.

With respect to RCS, the term of office of the Class III Directors will expire at the Meeting; the term of office of the Class I Directors will expire at the 2010 annual meeting of shareholders; and the term of office of the Class II Directors will expire at the 2011 annual meeting of shareholders. Currently, Paul Belica and Robert E. Connor are the Class III Directors on the Board. The Nominating Committee has recommended to the Board that Messrs. Belica and Connor be nominated for re-election by Shareholders as Class III Directors and that Ms. Taylor be nominated for election by Shareholders as a Class I Director at the Meeting. Consistent with the Fund’s Articles, if elected, the nominees shall hold office for terms coinciding with the Classes of Directors to which they have been designated. Therefore, if elected at the Meeting, Messrs. Belica and Connor will serve a term consistent with the Class III Directors, which will expire at the Fund’s 2012 annual meeting, and Ms. Taylor will serve a term consistent with the Class I Directors, which will expire at the Fund’s 2010 annual meeting.

All members of each Board of NCV, NCZ, NFJ, NIE, NAI and PGP are and will remain, if elected, “Continuing Trustees,” as such term is defined in the Declarations of those Funds, having either served as Trustee since the inception of the Funds or having been nominated by at least a majority of the Continuing Trustees then members of the Boards.

At any annual meeting of shareholders, any Trustee/Director elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not such vacancy has been filled by election of a new Trustee/Director by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees/Directors to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees/Directors, and until his or her successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees/Directors, any Trustee/Director so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee/Director to which such office has been apportioned and until his or her successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Classes of Trustees/Directors to which they have been designated and the expiration of their respective terms if elected:

Trustee/Nominee	Class	Expiration of Term if Elected**

NCV
Paul Belica	Class III	2012 Annual Meeting
John C. Maney*	Class III	2012 Annual Meeting
Diana L. Taylor	Class II	2011 Annual Meeting
NCZ
Hans W. Kertess	Class III	2012 Annual Meeting
John C. Maney*	Class III	2012 Annual Meeting
Diana L. Taylor	Class II	2011 Annual Meeting
NFJ
R. Peter Sullivan III	Class II	2012 Annual Meeting
Diana L. Taylor	Class II	2012 Annual Meeting

Trustee/Nominee	Class	Expiration of Term if Elected**

NIE
Paul Belica	Class III	2010 Annual Meeting
Diana L. Taylor	Class II	2012 Annual Meeting
John C. Maney*	Class II	2012 Annual Meeting
NAI
Paul Belica	Class I	2012 Annual Meeting
Hans W. Kertess	Class I	2012 Annual Meeting
William B. Ogden, IV	Class I	2012 Annual Meeting
PGP
Paul Belica	Class I	2012 Annual Meeting
Hans W. Kertess	Class I	2012 Annual Meeting
William B. Ogden, IV	Class I	2012 Annual Meeting

Director/Nominee	Class	Expiration of Term if Elected***

RCS
Paul Belica	Class III	2012 Annual Meeting
Robert E. Connor	Class III	2012 Annual Meeting
Diana L. Taylor	Class I	2010 Annual Meeting

*	Mr. Maney is an Interested Trustee/Nominee.

**	A Trustee of NCV, NCZ, NFJ, NIE, NAI and PGP elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

***	A Director of RCS elected at an annual meeting shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under this classified Board structure, generally only those Trustees/Directors in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees/Directors of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he or she will serve if elected, but if he or she should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or, alternatively, the Board may determine to leave a vacancy).

Information Regarding Trustees/Directors and Nominees.

The following table provides information concerning the Trustees/Directors/Nominees of the Funds.

Number of
Portfolios in
				Fund	Other
				Complex	Directorships
			Principal	Overseen by	Held by
Name, Address*,	Position(s)	Term of Office	Occupation(s)	Trustee/	Trustee/
Date of Birth	Held with	and Length of	During the Past	Director	Director
and Class	the Funds	Time Served	5 Years	Nominee	Nominee

Independent Trustees/Directors/Nominees
Paul Belica 09/27/1921 NCV — Class III NCZ — Class I NFJ — Class I NIE — Class III NAI — Class I PGP — Class I RCS — Class III	Nominee, Trustee Trustee Trustee Nominee, Trustee Nominee, Trustee Nominee, Trustee Nominee, Director	NCV — Since March 2003 NCZ — Since December 2003 NFJ — Since September 2005 NIE — Since inception February 2007) NAI — Since September 2005 PGP — Since September 2005 RCS — Since June 2008	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; and formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	48	None.

Robert E. Connor 09/17/1934 NCV — Class I NCZ — Class I NFJ — Class III NIE — Class II NAI — Class III PGP — Class III RCS — Class III	Trustee Trustee Trustee Trustee Trustee Trustee Nominee, Director	NCV — Since March 2003 NCZ — Since December 2003 NFJ — Since inception February 2005) NIE — Since inception February 2007) NAI — Since April 2005 PGP — Since May 2005 RCS — Since June 2008	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	48	None.

Number of
Portfolios in
				Fund	Other
				Complex	Directorships
			Principal	Overseen by	Held by
Name, Address*,	Position(s)	Term of Office	Occupation(s)	Trustee/	Trustee/
Date of Birth	Held with	and Length of	During the Past	Director	Director
and Class	the Funds	Time Served	5 Years	Nominee	Nominee

Hans W. Kertess 07/12/1939 NCV — Class I NCZ — Class III NFJ — Class I NIE — Class I NAI — Class I PGP — Class I RCS — Class II	Trustee and Chairman of the Board (NCV, NFJ, NIE, RCS) Nominee, Trustee and Chairman of the Board (NCZ, NAI, PGP)	NCV — Since February 2004 NCZ — Since July 2003 NFJ — Since inception February 2005) NIE — Since inception February 2007) NAI — Since April 2005 PGP — Since May 2005 RCS — Since June 2008	President, H. Kertess & Co., a financial advisory company; formerly, Managing Director, Royal Bank of Canada Capital Markets.	48	None.

William B. Ogden, IV 01/11/1945 NCV — Class I NCZ — Class I NFJ — Class I NIE — Class I NAI — Class I PGP — Class I RCS — Class I	Trustee Trustee Trustee Trustee Nominee, Trustee Nominee, Trustee Director	NCV — Since September 2006 NCZ — Since September 2006 NFJ — Since September 2006 NIE — Since June 2007 Since September 2006 Since September 2006 Since June 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	48	None.

Number of
Portfolios in
				Fund	Other
				Complex	Directorships
			Principal	Overseen by	Held by
Name, Address*,	Position(s)	Term of Office	Occupation(s)	Trustee/	Trustee/
Date of Birth	Held with	and Length of	During the Past	Director	Director
and Class	the Funds	Time Served	5 Years	Nominee	Nominee

R. Peter Sullivan III 09/04/1941 NCV — Class II NCZ — Class II NFJ — Class II NIE — Class III NAI — Class II PGP — Class II RCS — Class II	Trustee Trustee Nominee, Trustee Trustee Trustee Trustee Director	NCV — Since June 2004 NCZ — Since September 2006 NFJ — Since May 2006 NIE — Since June 2007 NAI — Since September 2006 PGP — Since July 2006 RCS — Since June 2008	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	48	None.

Diana L. Taylor 02/16/1955 NCV — Class II NCZ — Class II NFJ — Class II NIE — Class II NAI — Class II PGP — Class II RCS — Class I	Nominee, Trustee Nominee, Trustee Nominee, Trustee Nominee, Trustee Trustee Trustee Nominee, Director	NCV — Since June 2008 NCZ — Since June 2008 NFJ — Since June 2008 NIE — Since June 2008 NAI — Since June 2008 PGP — Since June 2008 RCS — Since June 2008	Managing Director, Wolfensohn & Co, 2007-present; Superintendent of Banks, State of New York, 2003-2007	44	Brookfield Properties Corporation, Sotheby’s and Federal National Mortgage Association Fannie Mae

Number of
Portfolios in
				Fund	Other
				Complex	Directorships
			Principal	Overseen by	Held by
Name, Address*,	Position(s)	Term of Office	Occupation(s)	Trustee/	Trustee/
Date of Birth	Held with	and Length of	During the Past	Director	Director
and Class	the Funds	Time Served	5 Years	Nominee	Nominee

Interested Trustee/Director/Nominee
John C. Maney 08/03/1959 NCV — Class III NCZ — Class III NFJ — Class III NIE — Class II NAI — Class III PGP — Class III RCS — Class II	Nominee, Trustee Nominee, Trustee Trustee Nominee, Trustee Trustee Trustee Director	NCV — Since December 2006 NCZ — Since December 2006 NFJ — Since December 2006 NIE — Since February 2007 NAI — Since December 2006 PGP — Since December 2006 RCS — Since June 2008	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.	79	None

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

The following table states the dollar range of equity securities beneficially owned as of May 12, 2009 by each Trustee/Director and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee/Director or nominee in the “family of investment companies,” including the Funds.

Aggregate Dollar Range of Equity Securities in all
Registered Investment Companies Overseen by
	Dollar Range of Equity	Trustee/Directors/Nominee in the Family of Investment
Name of Trustee/Director/Nominee	Securities in the Funds*	Companies*

Independent Trustees/Directors/Nominees
Paul Belica	None.	None.
Robert E. Connor	None.	None.
John J. Dalessandro	None.	None.
Hans W. Kertess	None.	None.
William B. Ogden, IV	None.	None.
R. Peter Sullivan III	NAI - $1 - $10,000	$10,001 - $50,000
Diana L. Taylor	None.	None.
Interested Trustee/Director/Nominee
John C. Maney	None	$10,001 - $50,000

*	Securities are valued as of May 12, 2009.

To the knowledge of the Funds, as of May 12, 2009, Trustees/Directors and nominees who are Independent Trustees/Directors or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation.

Each of the Independent Trustees/Directors also serves as a trustee/director of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Income Opportunity Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Municipal Advantage Fund Inc. and PCM Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”) and certain other open-end investment companies for which the Manager serves as investment manager and administrator and affiliates of the Manager serve as investment sub-advisers (together with the Allianz Closed-End Funds, the “Allianz Managed Funds”). As indicated below, certain of the officers of the Funds are affiliated with the Manager.

Each of the Allianz Managed Funds are expected to hold joint meetings of their Boards of Trustees/Directors whenever possible. Each Trustee/Director, other than any Trustee/Director who is a director, officer, partner or employee of the Manager, NFJ Group, NACM, OpCap, PIMCO or any entity controlling, controlled by or under common control with the Manager, NFJ Group, NACM, OpCap or PIMCO receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. An Audit Oversight Committee Chairman annually receives an additional $50,000, payable quarterly. Trustees/Directors will also be reimbursed for meeting-related expenses.

Each Trustee/Director’s compensation and other costs of joint meetings will be allocated pro rata among the Allianz Managed Funds for which such Trustee/Director serves as Trustee/Director based on the complexity of issues relating to each such Fund and relative time spent by the Trustees/Directors in addressing them, and secondarily, on each such Fund’s relative net assets (including assets attributable to any outstanding preferred shares issued by an Allianz Closed-End Fund).

Trustees/Directors do not currently receive any pension or retirement benefits from the Funds or the Fund Complex.

The following table provides information concerning the compensation paid to the Trustees/Directors and nominees for the fiscal years ended January 31, 2009 for NFJ, NIE and RCS; February 28, 2009 for NCV, NCZ and NAI; and March 31, 2009 for PGP. For the calendar year ended December 31, 2008, the Trustees/Directors received the compensation set forth in the table below for serving as trustees/directors of the Funds and other funds in the same “Fund Complex” as the Funds. Each officer and each Trustee/Director who is a director, officer, partner, member or employee of the Manager or the Sub-Advisers, or of any entity controlling, controlled by or under common control with the Manager or the Sub-Advisers including any Interested Trustee/Director, serves without any compensation from the Funds.

Compensation Table

	Aggregate	Aggregate
	Compensation	Compensation	Aggregate	Aggregate
	from NFJ for	from NIE for	Compensation	Compensation from
	the Fiscal Year	the Fiscal Year	from RCS for	NAI for the Fiscal
	Ended	Ended	the Fiscal Year	Year Ended
	January 31,	January 31,	Ended January 31,	February 28,
Name of Trustee/Directors/Nominees	2009	2009	2009	2009

Independent Trustees/Directors/Nominees
Paul Belica	$26,892	$7,114	$3,577	$3,838
Robert E. Connor	$26,392	$6,614	$3,286	$3,338
John J. Dalessandro II***	$18,799	$5,185	$2,107	$2,769
Hans W. Kertess	$28,892	$9,114	$4,536	$5,837
William B. Ogden, IV	$26,392	$6,614	$3,286	$3,338
R. Peter Sullivan III	$25,392	$6,614	$3,286	$3,338
Diana L. Taylor	$19,940	$4,287	$2,286	$1,754
Interested Trustee/Director/Nominee
John C. Maney	$0	$0	$0	$0

				Total Compensation from
	Aggregate	Aggregate		the Funds and
	Compensation	Compensation	Aggregate	Fund Complex Paid to
	from NCV for	from NCZ for	Compensation	Trustees/Directors/
	the Fiscal Year	the Fiscal Year	from PGP for	Nominees for the
	Ended	Ended	the Fiscal Year	Calendar Year Ended
	February 28,	February 28,	Ended March 31,	December 31,
Name of Trustee/Directors/Nominees	2009	2009	2009	2008*

Independent Trustees/Directors/Nominees
Paul Belica	$20,015	$16,880	$3,700	$267,132
Robert E. Connor	$19,515	$16,380	$3,701	$252,637
John J. Dalessandro II***	$13,523	$11,083	$2,277	$182,427
Hans W. Kertess	$21,328	$18,217	$5,729	$318,927
William B. Ogden, IV	$19,015	$15,880	$3,136	$246,666
R. Peter Sullivan III	$19,515	$16,380	$3,139	$251,049
Diana L. Taylor**	$14,961	$12,259	$1,482	$185,871
Interested Trustee/Director/Nominee
John C. Maney	$0	$0	$0	$0

*	In addition to the AGIFM Closed-End Funds, during each Fund’s most recently completed fiscal year, all of the Trustees/Directors served as Trustees/Directors of two open-end investment companies (each consisting of separate investment portfolios) advised by the Manager, except for Diana L. Taylor who served as a Trustee/Director to one of such open-end companies. These investment companies are considered to be in the same “Fund Complex” as the Funds.

**	Diana L. Taylor’s appointment as a Trustee/Director of each Fund was not effective until June 10, 2008.

***	Mr. Dalessandro served as a Class III Trustee of the Funds until his death on September 14, 2008.

The Funds have no employees. The Funds’ officers and Mr. Maney are compensated by the Manager, the Sub-Adviser or one of their affiliates.

Board Committees and Meetings.

Audit Oversight Committee.  The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Fund’s Audit Oversight Committee currently consists of Messrs. Belica, Connor, Kertess, Ogden and Sullivan and Ms. Taylor, each of whom is an Independent Trustee/Director. Mr. Belica is the Chairman of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through June 10, 2008 is attached to this Proxy Statement as Exhibit A. A report of the Audit Oversight Committee of NFJ, NIE and RCS, dated March 18, 2009, is attached to this Proxy Statement as Exhibit B-1. A report of the Audit Oversight Committee of NCV, NCZ and NAI, dated April 20, 2009, is attached to this Proxy Statement as Exhibit B-2. A report of the Audit Oversight Committee of PGP, dated May 27, 2009, is attached to this Proxy Statement as Exhibit B-3.

Nominating Committee.  The Board of each Fund has a Nominating Committee composed solely of Independent Trustees/Directors, currently consisting of Messrs. Belica, Connor, Kertess, Ogden, and Sullivan and Ms. Taylor. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees/Directors are to be nominated for election by shareholders. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.

Each member of each Fund’s Nominating Committee is “independent,” as independence for nominating committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee/Directors Nominees.  The Nominating Committee of each Fund requires that Trustee/Director candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees/Directors, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee of each Fund may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders.  The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustees/Directors, provided that the recommending Shareholder follows the “Procedures for Shareholders to Submit Nominee Candidates for the Allianz Global Investors Fund Management Sponsored Closed-End Funds,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee/Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at http://www.allianzinvestors.com/closedendfunds/literature, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of each Fund.

Valuation Committee.  The Board of each Fund has a Valuation Committee currently consisting of Messrs. Belica, Connor, Kertess, Ogden, Sullivan and Ms. Taylor. The Board of each Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of each Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee.  The Board of each Fund has a Compensation Committee currently consisting of Messrs. Belica, Connor, Kertess, Ogden and Sullivan and Ms. Taylor. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees/Directors of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings.  With respect to NFJ, during the fiscal year ended January 31, 2009, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee met in separate session twice and the Nominating Committee met in separate session once and the Valuation Committee and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NFJ that were held during the fiscal year ended January 31, 2009, except Ms. Taylor who was not appointed to the Board until June 10, 2008.

With respect to NIE, during the fiscal year ended January 31, 2009, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee and the Nominating Committee met in separate session once and the Valuation Committee and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NIE that were held during the fiscal year ended January 31, 2009, except Ms. Taylor who was not appointed to the Board until June 10, 2008.

With respect to RCS, during the fiscal year ended January 31, 2009, the Board of Trustees held three regular meetings and two special meetings. The Audit Oversight Committee met in separate session once and the Valuation Committee, the Compensation Committee and the Nominating Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for RCS that were held during the fiscal year ended January 31, 2009, except Ms. Taylor who was not appointed to the Board until June 10, 2008.

With respect to NAI, during the fiscal year ended February 28, 2009, the Board of Trustees held four regular meetings and one special meeting. The Audit Oversight Committee met in separate session twice and the Nominating Committee met in separate session once and the Valuation Committee and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NAI that were held during the fiscal year ended February 28, 2009, except Ms. Taylor who was not appointed to the Board until June 10, 2008.

With respect to PGP, during the fiscal year ended March 31, 2009, the Board of Trustees held four regular meetings and two special meetings. The Audit Oversight Committee and the Nominating Committee met in separate session once and the Valuation Committee and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for PGP that were held during the fiscal year ended March 31, 2009, except Ms. Taylor who was not appointed to the Board until June 10, 2008.

With respect to NCV, during the fiscal year ended February 28, 2009, the Board of Trustees held four regular meetings and twelve special meetings. The Audit Oversight Committee and the Nominating Committee met in separate session twice and the Valuation Committee and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCV that were held during the fiscal year ended February 28, 2009, except Ms. Taylor who was not appointed to the Board until June 10, 2008.

With respect to NCZ, during the fiscal year ended February 28, 2009, the Board of Trustees held four regular meetings and ten special meetings. The Audit Oversight Committee and the Nominating Committee met in separate session twice and the Valuation Committee and the Compensation Committee did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for NCZ that were held during the fiscal year ended February 28, 2009, except Ms. Taylor who was not appointed to the Board until June 10, 2008.

Shareholder Communications with the Board of Trustees/Directors.  The Board of Trustees/Directors of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees/Directors, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO or his designee of each Fund is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees/Directors promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee/Director of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees/Directors are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) Beneficial Ownership Reporting Compliance. Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during each Fund’s respective fiscal years, except that due to administrative oversight, late Form 3 filings were made for the following employees who are affiliated persons of NFJ: Deborah A. Wussow, Scott Whisten, Richard J. Cochran, Nancy Morris, Paul Belica, Robert E. Connor and Young Lee. In December 2008 and January 2009, 32 amended Form 3s were filed solely for the purpose of attaching omitted Powers of Attorney for various reporting persons of NFJ. Late Form 3 filings were made for the following employees who are affiliated persons of NIE: Deborah A. Wussow, Scott Whisten, Richard J. Cochran, Michael Yee and Justin Kass. In addition, William Stickney (who is no longer a reporting person), failed to file a Form 3 as an affiliated person of NIE. In December 2008 and January 2009, 21 amended Form 3s were filed solely for the purpose of attaching omitted Powers of Attorney for various reporting persons of NIE. Late filings were made for the following employees who are affiliated persons of RCS: Form 3 — Steven Ludwig, John P. Hardaway, Richard M. Weil, Daniel J. Ivascyn, Brent R. Harris, Richard J. Cochran; Form 4 — Daniel J. Ivascyn; Form 5 — John P. Hardaway. In addition, each of Erik Brown, Henrick Larsen, Jeffrey Sargent, R. Wesley Burns, and William Thompson (who are no longer reporting persons of RCS) failed to file a Form 3 as an affiliated person of RCS. In December 2008 and January 2009, 23 amended Form 3s were filed solely for the purpose of attaching omitted Powers of Attorney for various reporting persons of RCS. Late Form 3 filings were made for the following employees who are affiliated persons of NAI: Deborah A. Wussow, Scott Whisten, Richard J. Cochran, Barbara R. Claussen, Kevin G. Chapman, Paul Belica, and Michael Yee. In addition, Nancy Morris (who is no longer a reporting person of NAI) failed to file a Form 3 as an affiliated person of NAI. In December 2008 and January 2009, 20 amended Form 3s were filed solely for the purpose of attaching omitted Powers of Attorney for various reporting persons of NAI. Late Form 3 filings were made for the following employees who are affiliated persons of PGP: William C. Powers, Steven Ludwig, Scott Whisten, Richard J. Cochran, Barbara R. Claussen, and Paul Belica and a late Form 5 filing was made for William A. Gross. In December 2008 and January 2009, 19 amended Form 3s were filed solely for the purpose of attaching omitted Powers of Attorney for various reporting persons of PGP. Late Form 3 filings were made for the following employees who are affiliated persons of NCV: Deborah A. Wussow, Scott Whisten, Richard J. Cochran, and Barbara R. Claussen and a late Form 4 filing was made for Matthew E. John. Andrew Meyers (who is no longer a reporting person of NCV) failed to file a Form 3 as an affiliated person of NCV. In addition, in December 2008 and

January 2009, 12 amended Form 3s and 4 amended Form 4s were filed solely for the purpose of attaching omitted Powers of Attorney for various reporting persons of NCV. Late Form 3 filings were made for the following employees who are affiliated persons of NCZ: Deborah A. Wussow, Scott Whisten, Richard J. Cochran, Paul Belica, and Barbara R. Claussen and a late Form 4 filing was made for Matthew E. John. Andrew Meyers (who is no longer a reporting person of NCZ) failed to file a Form 3 as an affiliated person of NCZ. In addition, in December 2008 and January 2009, 10 amended Form 3s and 4 amended Form 4s were filed solely for the purpose of attaching omitted Powers of Attorney for various reporting persons of NCZ.

Required Vote.  The election of Messrs. Belica and Maney to the Board of Trustees of NCV, and the election of Messrs. Maney and Kertess to the Board of Trustees of NCZ will require the affirmative vote of a plurality of the votes of the Common and Preferred Shareholders (voting as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Ms. Taylor to the Boards of Trustees of NCV and NCZ will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of Mr. Sullivan and Ms. Taylor to NFJ, the election of Messrs. Belica and Maney and Ms. Taylor to NIE, and the election of Messrs. Belica, Kertess and Ogden to NAI and PGP will require the affirmative vote of a plurality of the votes of the Shareholders of the relevant Fund cast in the election of Trustees at the meeting, in person or by proxy. The election of Ms. Taylor and Messrs. Belica and Connor to the Board of Directors of RCS will require the affirmative vote of a plurality of the votes validly cast at the Meeting, in person or by proxy.

THE BOARD OF TRUSTEES/DIRECTORS OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds.  The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers of PCN and PTY hold office at the pleasure of the Board and until their successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Officers of PCM hold office until the next annual meeting of the Board of Directors and until his successor shall have been elected and qualified. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Funds.

Principal Occupation(s)
Name, Address*	Position(s) Held	Term of Office and Length	During
and Date of Birth	with Fund	of Time Served	the Past 5 Years

Brian S. Shlissel 11/14/1964	President & Chief Executive Officer	NCV — Since March 2003
NCZ — Since July 2003
NFJ — Since inception (February 2005)
NIE — Since inception (February 2007)
NAI — Since inception (April 2005)
PGP — Since inception (May 2005)
		RCS — Since June 2008	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 44 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 6 funds in the Fund Complex (2002-2008).

Principal Occupation(s)
Name, Address*	Position(s) Held	Term of Office and Length	During
and Date of Birth	with Fund	of Time Served	the Past 5 Years

Lawrence G. Altadonna 03/10/1966	Treasurer, Principal Financial and Accounting Officer	NCV — Since March 2003
NCZ — Since July 2003
NFJ — Since inception (February 2005)
NIE — Since inception (February 2007)
NAI — Since inception (April 2005)
PGP — Since inception (May 2005)
		RCS — Since June 2008	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 35 funds in the Fund Complex; Assistant Treasurer of 44 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo 03/22/1968	Vice President, Secretary and Chief Legal Officer	NCV — Since December 2004
NCZ — Since December 2004
NFJ — Since inception (February 2005)
NIE — Since inception (February 2007)
NAI — Since inception (April 2005)
PGP — Since inception (May 2005)
RCS — Since June 2008	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC;
Executive Vice President of Allianz Global Investors of America L.P Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC, 1991-2004.

Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	NCV — Since October 2004
NCZ — Since October 2004
NFJ — Since inception (February 2005)
NIE — Since inception (February 2007)
NAI — Since inception (April 2005)
PGP — Since inception (May 2005)
RCS — Since June 2008	Senior Vice President and
Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., 2002-2004.

Scott Whisten 03/13/1971	Assistant Treasurer	NCV — Since January 2007 NCZ — Since January 2007 NFJ — Since January 2007 NIE — Since inception (February 2007) NAI — Since January 2007 PGP — Since January 2007 RCS — Since June 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2000-2005.

Principal Occupation(s)
Name, Address*	Position(s) Held	Term of Office and Length	During
and Date of Birth	with Fund	of Time Served	the Past 5 Years

Richard J. Cochran 01/23/1961	Assistant Treasurer	NCV — Since May 2008 NCZ — Since May 2008 NFJ — Since May 2008 NIE — Since May 2008 NAI — Since May 2008 PGP — Since May 2008 RCS — Since June 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex; formerly, Tax manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Kathleen A. Chapman 11/11/1954	Assistant Secretary	NCV — Since December 2006 NCZ — Since December 2006 NFJ — Since December 2006 NIE — Since inception (February 2007) NAI — Since December 2006 PGP — Since December 2006 RCS — Since June 2008	Assistant Secretary of 79 funds in the Fund Complex. Formerly, Manager — Individual Investor Group Advisory Law, Morgan Stanley (2004-2005); Paralegal and Assistant Corporate Secretary, Prudential Financial, Inc. (formerly American Skandia, Inc.) (1996-2004).

Lagan Srivastava 09/20/1977	Assistant Secretary	NCV — Since December 2006 NCZ — Since December 2006 NFJ — Since December 2006 NIE — Since inception (February 2007) NAI — Since December 2006 PGP — Since December 2006 RCS — Since June 2008	Assistant Secretary of 79 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Research Assistant, Dechert LLP, 2004-2005; Research Assistant, Swidler Berlin Shereff Friedman LLP, 2002-2004.

*	Unless otherwise noted, the address of the Funds’ officers is Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 4th Floor, New York, New York 10105.

Investment Manager and Sub-Adviser.  The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Funds. The Manager retains its affiliates, NFJ Group and OpCap as Sub-Advisers to NFJ, NACM as Sub-Adviser to NFJ, NCV, NCZ, NIE and NAI, and PIMCO as Sub-Adviser to PGP and RCS. NFJ Group is located at 2100 Ross Avenue, Suite 1840, Dallas, Texas 75201. OpCap is located at 1345 Avenue of the Americas, New York, NY 10105. NACM is located at 600 W. Broadway, 30th Floor, San Diego, California 92101. PIMCO is located at 800 Newport Center Drive, Newport Beach, CA 92660. The Manager and the Sub-Advisers are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Legal Proceedings.  In June and September 2004, the Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Manager, and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager, or its affiliates or related injunctions.

The Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing speaks only as of the date of this document.

Independent Registered Public Accounting Firm.  The Audit Oversight Committee of each Fund’s Board unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the fiscal years ending January 31, 2010 for NFJ, NIE and RCS, February 28, 2010 for NCV, NCZ and NAI and March 31, 2010 for PGP. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Advisers serve as investment adviser or sub-advisers. PwC is located at 300 Madison Avenue, New York, New York 10017 and at 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197 (RCS only). None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures.  Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the “Accounting Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Funds or their Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the “de minimis exception”).

Audit Fees.  Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC are shown in the table below:

Fund	Fiscal Year Ended	Audit Fees

NFJ	January 31, 2009	$67,000
	January 31, 2008	$62,000
NIE	January 31, 2009	$54,000
	January 31, 2008	$50,000
RCS	January 31, 2009	$70,000
	January 31, 2008	$38,547
NAI	February 28, 2009	$50,000
	February 28, 2008	$46,000
NCV	February 28, 2009	$54,000
	February 28, 2008	$50,000
NCZ	February 28, 2009	$54,000
	February 28, 2008	$50,000
PGP	March 31, 2009	$90,000
	March 31, 2008	$83,000

Audit-Related Fees.  Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees

NFJ	January 31, 2009	$0
	January 31, 2008	$0
NIE	January 31, 2009	$0
	January 31, 2008	$0
RCS	January 31, 2009	$0
	January 31, 2008	$1,000
NAI	February 28, 2009	$0
	February 28, 2008	$0

Fund	Fiscal Year Ended	Audit-Related Fees

NCV	February 28, 2009	$40,000
	February 28, 2008	$10,000
NCZ	February 28, 2009	$58,000
	February 28, 2008	$16,000
PGP	March 31, 2009	$0
	March 31, 2008	$0

Tax Fees.  Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees

NFJ	January 31, 2009	$14,175
	January 31, 2008	$13,500
NIE	January 31, 2009	$12,600
	January 31, 2008	$13,700
RCS	January 31, 2009	$4,935
	January 31, 2008	$0
NAI	February 28, 2009	$13,125
	February 28, 2008	$12,500
NCV	February 28, 2009	$13,650
	February 28, 2008	$13,000
NCZ	February 28, 2009	$13,650
	February 28, 2008	$13,000
PGP	March 31, 2009	$14,175
	March 31, 2008	$13,500

All Other Fees.  All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees.  The aggregate non-audit fees billed by PwC, during each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

		Aggregate Non-	Non-Audit Fees for
		Audit Fees	Accounting	Aggregate
Fund	Fiscal Year Ended	for Fund	Affiliates	Non-Audit Fees

NFJ	January 31, 2009	$14,175	$383,840	$398,015
	January 31, 2008	$13,500	$657,067	$670,567
NIE	January 31, 2009	$12,600	$409,504	$422,104
	January 31, 2008	$13,700	$710,892	$724,592

		Aggregate Non-	Non-Audit Fees for
		Audit Fees	Accounting	Aggregate
Fund	Fiscal Year Ended	for Fund	Affiliates	Non-Audit Fees

RCS	January 31, 2009	$4,935	$765,434	$770,369
	January 31, 2008	$0	$828,309	$828,309
NAI	February 28, 2009	$13,125	$335,060	$348,185
	February 28, 2008	$12,500	$475,392	$487,892
NCV	February 28, 2009	$13,650	$348,185	$361,835
	February 28, 2008	$13,000	$487,892	$500,892
NCZ	February 28, 2009	$13,650	$348,185	$361,835
	February 28, 2008	$13,000	$487,892	$500,892
PGP	March 31, 2009	$14,175	$5,236,644	$5,250,819
	March 31, 2008	$13,500	$3,364,973	$3,378,473

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee were compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business.  As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation.  A quorum for each of NFJ, NCV, NCZ, NAI, NIE and PGP at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each of Fund entitled to vote at the Meeting. For RCS, the presence at the Meeting, in person or by proxy, of Shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of NFJ, NCV, NCZ, NAI, NIE and PGP and the affirmative vote of a majority of the Shares of RCS entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by NFJ, NCV, NCZ, NAI, NIE and PGP as tellers, and by RCS as inspectors (collectively, the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers/Inspectors will count the total number of votes cast “for” or “against” approval of the Proposal for that Fund, as well as Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal for a Fund.

Reports to Shareholders.  Below are the dates on or about which the 2009 Annual Reports to Shareholders of each Fund were mailed:

Mail Date for 2009
Fund	Annual Report to Shareholders

NFJ	March 30, 2009
NCV	April 28, 2009
NCZ	April 28, 2009
NAI	April 27, 2009
NIE	March 30, 2009
PGP	May 29, 2009
RCS	March 27, 2009

Additional copies of the Annual Reports and the Funds’ Semi-Annual Reports may be obtained without charge from the Funds by calling 1-877-819-2224 or by writing to the Funds at 1345 Avenue of the Americas, New York, NY 10105.

Shareholder Proposals for 2010 Annual Meeting.  It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in July 2010. Proposals of Shareholders intended to be presented at that annual meeting of the Fund must be received by the Fund no later than February 5, 2010 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the applicable Fund’s Bylaws. Shareholders submitting any other proposals for the Fund intended to be presented at the 2010 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than April 6, 2010 and no later than April 21, 2010 for NFJ, NCV, NCZ, NAI, NIE, PGP, and RCS. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

June 5, 2009

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds
Audit Oversight Committee Charter

(Adopted as of January 14, 2004,
as amended through
June 10, 2008)

The Board of Trustees (each a “Board”) of each of the registered investment companies listed in Appendix A hereto (each a “Fund” and, collectively, the “Funds”), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the “Committee”) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the “NYSE”). Each member of the Committee must be “financially literate” (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have “accounting or related financial management expertise,” in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.	Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.	To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (“ISB”) No. 1.

3.	To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.	Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5.	If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.	Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.	Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.	Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (“SAS”) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9.	Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.	Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.	Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.	Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.	Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14.	Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.	Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.	Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.	Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of June 10, 2008)

ALLIANZ FUNDS MULTI STRATEGY TRUST (“MST”)
FIXED INCOME SHARES (“FISH”)
NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (“NFJ”)
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND (“NCV”)
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II (“NCZ”)
NICHOLAS-APPLEGATE EQUITY & CONVERTIBLE INCOME FUND (“NIE”)
NICHOLAS-APPLEGATE GLOBAL EQUITY & CONVERTIBLE INCOME FUND (“NGZ”)
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND (“NAI”)
PCM FUND, INC. (“PCM”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND (“PCQ”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (“PCK”)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (“PZC”)
PIMCO CORPORATE INCOME FUND (“PCN”)
PIMCO CORPORATE OPPORTUNITY FUND (“PTY”)
PIMCO FLOATING RATE INCOME FUND (“PFL”)
PIMCO FLOATING RATE STRATEGY FUND (“PFN”)
PIMCO GLOBAL STOCKSPLUS & INCOME FUND (“PGP”)
PIMCO HIGH INCOME FUND (“PHK”)
PIMCO INCOME OPPORTUNITY FUND (“PKO”)
PIMCO MUNICIPAL ADVANTAGE FUND INC. (“MAF”)
PIMCO MUNICIPAL INCOME FUND (“PMF”)
PIMCO MUNICIPAL INCOME FUND II (“PML”)
PIMCO MUNICIPAL INCOME FUND III (“PMX”)
PIMCO NEW YORK MUNICIPAL INCOME FUND (“PNF”)
PIMCO NEW YORK MUNICIPAL INCOME FUND II (“PNI”)
PIMCO NEW YORK MUNICIPAL INCOME FUND III (“PYN”)
PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC. (“RCS”)

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committee
of the Board of Trustees of
NFJ Dividend, Interest & Premium Strategy Fund (“NFJ”)
Nicholas-Applegate Equity & Convertible Income Fund (“NIE”)
PIMCO Strategic Global Government Fund Inc. (“RCS”) (each a “Fund”)
Dated March 18, 2009

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended January 31, 2009 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended January 31, 2009. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to each Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company (“PIMCO”), RCS’s sub-adviser, Nicholas Applegate Capital Management LLC (“NACM”), NIE and NFJ’s sub-advisers and NACM, Oppenheimer Capital LLC (“OpCap”) and NFJ Investment Group LLC (“NFJ LLC”), NFJ’s sub-advisers and any entity controlling, controlled by or under common control with AGIFM or PIMCO or NACM or OpCap or NFJ L.P. that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended January 31, 2009 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending January 31, 2010.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III
Diana L. Taylor

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committee
of the Board of Trustees of
Nicholas-Applegate Convertible & Income Fund
Nicholas-Applegate Convertible & Income Fund II
Nicholas-Applegate International & Premium Strategy Fund
(each, a “Fund”)
Dated April 20, 2009

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended February 28, 2009 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended February 28, 2009. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager, Nicholas Applegate Capital Management LLC (“NACM”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or NACM that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended February 28, 2009 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending February 28, 2010.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III
William B. Ogden, IV
Diana L. Taylor

Exhibit B-3 to Proxy Statement

Report of Audit Oversight Committee
of the Board of Trustees of
PIMCO Global StocksPLUS & Income Fund (the “Fund”)
Dated May 27, 2009

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended March 31, 2009 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended March 31, 2009. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosure to and discuss with the Committee various matters relating to the independent registered public accounting firm’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (“AGIFM”), the Fund’s investment manager during portions of the last fiscal year, Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended March 31, 2009 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2010.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
Hans W. Kertess
R. Peter Sullivan III
Diana L. Taylor
William B. Ogden, IV

PROXY
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of Nicholas-Applegate Equity & Convertible Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 9:30 a.m., Eastern Time, July 14, 2009 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books Of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
COMMON SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:
(01) Paul Belica (Class III)      For ☐      Withhold ☐
(02) John C. Maney (Class III)      For ☐      Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
PREFERRED SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of preferred shares of Nicholas-Applegate Convertible & Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 9:30 a.m., Eastern Time, July 14, 2009 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books Of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
PREFERRED SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:
(01) Paul Belica (Class III)      For ☐      Withhold ☐
(02) John C. Maney (Class III)      For ☐      Withhold ☐
(03) Diana L. Taylor (Class II)      For ☐      Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of Nicholas-Applegate Convertible & Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 9:30 a.m., Eastern Time, July 14, 2009 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books Of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II

COMMON SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:
(01) Hans W. Kertess (Class III)      For ☐      Withhold ☐
(02) John C. Maney (Class III)      For ☐      Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
PREFERRED SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of preferred shares of Nicholas-Applegate Convertible & Income Fund II, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 9:30 a.m., Eastern Time, July 14, 2008 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, between West 54th and West 55th Streets, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned as if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.
PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books Of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
PREFERRED SHARES
Using a black ink pen, mark your votes with an X as shown
in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees:
(01) Hans W. Kertess (Class III)      For ☐      Withhold ☐
(02) John C. Maney (Class III)      For ☐      Withhold ☐
(03) Diana L. Taylor (Class II)      For ☐      Withhold ☐
2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of NFJ Dividend, Interest & Premium Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 10:30 a.m., Eastern Time, July 14, 2009 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Please mark votes as in this example. ☑
Your Board of Trustees urges you to vote “FOR” the election of the Nominee.
I. Election of Trustee:
(01)   R. Peter Sullivan III (Class II)
(02)   Diana L. Taylor (Class II)

FOR ALL NOMINEES	☐	WITHHOLD ☐ FROM ALL NOMINEES

☐
For all Nominees except as noted above

NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

COMMON SHARES
II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder		Joint Owner
signature:	Date:	(if any) signature:	Date:

PROXY
NICHOLAS-APPLEGATE EQUITY & CONVERTIBLE INCOME FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of Nicholas-Applegate Equity & Convertible Income Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 9:30 a.m., Eastern Time, July 14, 2009 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books Of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Please mark votes as in this example. ☑
Your Board of Trustees urges you to vote “FOR” the election of all Nominees.
I. Election of Trustees:
(01)   Paul Belica (Class III)
(02)   John C. Maney (Class II)
(03)   Diana L. Taylor (Class II)

FOR ALL NOMINEES	☐	WITHHOLD ☐ FROM ALL NOMINEES

☐
For all Nominees except as noted above

NICHOLAS-APPLEGATE EQUITY & CONVERTIBLE INCOME FUND

COMMON SHARES
II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder		Joint Owner
signature:	Date:	(if any) signature:	Date:

PROXY
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 14, 2009
The undersigned holder of common shares of Nicholas-Applegate International & Premium Strategy Fund, a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 9:30 a.m., Eastern Time, July 14, 2009 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books Of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☑
ANNUAL MEETING JOINT PROXY CARD
A. Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.
1. Nominees
(03) Paul Belica (Class I)      For ☐ Withhold ☐
(04) Hans W. Kertess (Class I)      For ☐ Withhold ☐
(05) William B. Ogden, IV (Class I)      For ☐ Withhold ☐
2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).
B. Non-Voting Items
Change of Address — Please print new address below.

Comments — Please print your comments below.

C. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign this proxy card exactly as your name(s) appear(s) on the books of the Funds. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
Date (mm/dd/yyyy) — Pls print date below.
___/___/___
Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

PROXY
PIMCO GLOBAL STOCKSPLUS® & INCOME FUND
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Strategic Global StocksPLUS® & Income Fund Inc., a Massachusetts business trust (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 11:00 a.m., Eastern Time, July 14, 2009 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Please mark votes as in this example. ☑
Your Board of Trustees urges you to vote “FOR” the election of all Nominees.
I. Election of Trustees:
(01)   Paul Belica (Class I)
(02)   Hans W. Kertess (Class I)
(03)   William B. Ogden, IV (Class I)

FOR ALL NOMINEES	☐	WITHHOLD ☐ FROM ALL NOMINEES

☐
For all Nominees except as noted above

PIMCO GLOBAL STOCKSPLUS® & INCOME FUND

COMMON SHARES
II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder		Joint Owner
signature:	Date:	(if any) signature:	Date:

PROXY
PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC.
COMMON SHARES
PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON JULY 14, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
The undersigned holder of common shares of PIMCO Strategic Global Government Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) to be held at 11:00 a.m., Eastern Time, July 14, 2009 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.
IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.
     Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

Three simple methods to vote your proxy:

Internet:	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Touchtone Phone	Simply dial toll-free 1-800-690-6903 and follow the automated instructions. Please have this proxy card available at the time of the call.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Please mark votes as in this example. ☑
Your Board of Trustees urges you to vote “FOR” the election of all Nominees.
I. Election of Trustees:
(04)   Paul Belica (Class III)
(05)   Robert E. Connor (Class III)
(06)   Diana L. Taylor (Class I)

FOR ALL NOMINEES	☐	WITHHOLD ☐ FROM ALL NOMINEES

☐
For all Nominees except as noted above

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND INC.

COMMON SHARES
II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.	☐
Please be sure to sign and date this Proxy.

Shareholder		Joint Owner
signature:	Date:	(if any) signature:	Date: